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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 13, 2005

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                           RCG COMPANIES INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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           DELAWARE                      1-8662                  23-2265039
 (State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


     6836 MORRISON BLVD., STE. 200, CHARLOTTE,
                   NORTH CAROLINA                                  28211
     (Address of principal executive offices)                   (Zip Code)


                                 (704) 366-5054
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.01   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

         RCG Companies Incorporated (the "Company") has agreed to the following terms of employment with its executive officers. William A. Goldstein, the Company's Chairman of the Board and Chief Executive Officer, has agreed to the following terms: (i) a two year term commencing February 1, 2005, (ii) a base salary of $280,000 in year one and $350,000 in year two, (iii) 2,000,000 stock options, 500,000 of which vest upon the shareholder's meeting with the remaining 1,500,000 vesting 33% per year (accelerated in the event of termination without cause or change in control), (iv) standard fringe benefits, and (v) a 12 month severance in the event of termination without cause or non-renewal.

         Marc Bercoon, the Company's President, has agreed to the following terms of employment: (i) a two year term commencing March 1, 2005, (ii) a base salary of $200,000 in year one and $240,000 in year two, (iii) 1,000,000 stock options, 250,000 of which vest upon the shareholder's meeting with the remaining 750,000 vesting 33% per year (accelerated in the event of termination without cause or change in control), (iv) standard fringe benefits, and (v) a 12 month severance in the event of termination without cause or non-renewal.

         Phil Ferri, the Company's Chief Financial Officer, agreed to the following terms of employment: (i) a one year term, (ii) a base salary of $192,800, (iii) 750,000 stock options vesting 33% per year, (iv) standard fringe benefits, and (v) a 12 month severance in the event of termination without cause or non-renewal.

         Mike Pruitt, the Company's Vice Chairman, had an employment agreement with the Company, which terminated May 1, 2005. Severance payments in the total amount of $180,000 will be paid over the 12-month period commencing with the termination of the contract. Mr. Pruitt will also receive 325,000 stock options, which will vest upon the shareholder's meeting.

         Melinda Morris Zanoni, the Company's Executive Vice President, will continue to operate under her existing employment agreement with the Company. In addition, she will receive a $40,000 bonus and 375,000 stock options, which will vest upon the shareholder's meeting.

         Steve Pello, the Company's Executive Vice President, will continue to operate under his existing employment agreement with the Company, which has a one-year term. In addition to his salary of $175,000, he will receive 500,000 stock options, which will vest 33% per year, and will be entitled to a 12-month severance in the event of termination without cause or non-renewal.

         Henry Wang, the Company's Chief Information Officer, will continue to operate under his existing employment agreement with the Company, which has a one-year term. In addition to his salary of $150,000 per year, he will receive 500,000 stock options, which will vest 33% per year, and he will be entitled to a 12-month severance in the event of termination without cause or non-renewal.

         Each director of the Company will receive a one time issuance of 150,000 stock options, 33% of which will vest upon the shareholder's meeting with the balance of the options vesting 50% per year thereafter (subject to immediate vesting in the event of a change of control).

         Once the foregoing employment agreements have been finalized and executed they will be filed as exhibits to an amendment to this Form 8-K.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2005

                                                RCG COMPANIES INCORPORATED


                                                By: /s/ William A. Goldstein
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                                                    William A. Goldstein
                                                    Chief Executive Officer


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